Execution Version

Exhibit 10.1

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (“Agreement”) dated as of JULY 17,2019 (the “Effective Date”), is made and entered into by and between MYOKARDIA, INC., a Delaware corporation having an address at 333 Allerton Avenue, South San Francisco, CA 94080, (“MyoKardia”) and AVENTIS, INC., a Pennsylvania corporation (“Sanofi”).

WITNESSETH:

WHEREAS, MyoKardia and Sanofi have been parties to a License and Collaboration Agreement of August 1,2014 (the “Collaboration Agreement”) which has been terminated by Sanofi pursuant to a termination notice dated December 31,2018, with termination of the entire Collaboration Agreement being effective on April 1,2019 (the “Collaboration Agreement Termination Date”); and

WHEREAS, in connection with such termination, the Parties desire to clarify or amend certain rights and obligations of the parties surviving termination of the Collaboration Agreement, on the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the adequacy of which is hereby acknowledged, Sanofi and MyoKardia hereby agree as follows:

ARTICLE 1
LICENSE TO MYOKARDIA

Section 1.1Sanofi Licensed Technology: Technology Transfer. Upon the terms and subject to the conditions of this Agreement, in amendment to Section 12.3(b)(i) and 12.3(b)(ii) of the Collaboration Agreement, Sanofi hereby grants to MyoKardia an exclusive, worldwide, fully paid-up and royalty-free, perpetual and irrevocable license with the right to grant sublicenses under the Sanofi Licensed Technology to Develop, Commercialize and Manufacture the Products in the Field. Sanofi shall transfer to MyoKardia the information, data and know-how pertaining to Sanofi’s activities in relation to the Programs and the development and manufacturing of Program Compounds (the “Sanofi Licensed Technology”), including the information, data and know-how as listed in Schedule 1.1 attached hereto, in electronic format. Any additional technology transfer activities will be further memorialized into a detailed technology transfer plan developed and approved by both MyoKardia and Sanofi. The Parties agree to complete all technology transfer activities by December 31, 2019.

Section 1.2Sanofi Retained Rights. Any rights not expressly granted to MyoKardia under the provisions of this Agreement shall be retained by Sanofi. Without limiting the foregoing, Sanofi retains the right to use the Sanofi Licensed Technology to research, have researched, develop, have developed, make, have made, use, have used, sell, offer for sale, have

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

sold, imported and have imported, for any and all purposes, both alone and together with any Third Party, any product that is not a Product.

Section 1.3Termination of Non-Compete Restrictions. The Parties hereby agree that the non-compete restrictions on the Parties pursuant to Section 3.7 of the Collaboration Agreement are hereby terminated as of December 31, 2018 with respect to the DCM1 MOA and HCM2 MOA and, as of the Collaboration Agreement Termination Effective Date, with respect to the HCM1 MOA.

ARTICLE 2
PAID-UP LICENSE FEE & OTHER PAYMENTS BY MYOKARDIA

Section 2.1Paid-Up License Fee. In consideration of Sanofi releasing MyoKardia from its royalty payment obligations on Net Sales of HCM1 Products set forth in Section 9.6(c) of the Collaboration Agreement, MyoKardia shall pay to Sanofi a non-refundable and non-creditable, amount of Eighty Millions US Dollars ($80,000,000.00) net of any broker’s, financial advisor’s or other similar fees or commissions (the “Paid-Up License Fee”) in accordance with Section 2.2 and Section 2.5 of this Agreement.

Section 2.2Payment of Paid-Up License Fee.

(a)Initial Payment. Within five (5) days of the Effective Date hereof, MyoKardia shall pay an amount equal to the Paid-Up License Fee, less Thirty Million US Dollars ($30,000,000) to Sanofi by wire transfer of immediately available United States funds on the bank account designated below

Bank Name: Bank Address Account Name: Account Number: Wire ABA: ACH ABA: SWIFT Code:	[***]

Important / Note in wire: For Credit to Aventis Inc.

(b)Balance Payment: Escrow.

(i)

Escrow Amount. Concurrently with the Initial Payment, MyoKardia shall deposit Thirty Million US Dollars ($30,000,000) (the “Escrow Amount”) with JPMorgan Chase Bank, N.A. (the “Escrow Agent”) by wire transfer of immediately available funds to be paid into an escrow account and retained

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

therein in accordance with the terms of this Agreement and an Escrow Agreement, executed by and among MyoKardia, Sanofi and the Escrow Agent on the Effective Date, substantially in the form attached as Schedule 2.2 hereto, with Sanofi bearing all fees in connection therewith (the “Escrow Agreement”). It is understood that the Escrow Amount shall be used solely to satisfy the balance payment of the Paid-Up License Fee to Sanofi under this Agreement.

(ii)	Escrow Amount Release. On June 30, 2020 (the “Escrow Release Date”), the Escrow Agent shall release to Sanofi the Escrow Amount.

(c)Failure to Make Initial Payment and Deposit Escrow Amount. MyoKardia’s failure to make the Initial Payment and deposit the Escrow Amount in accordance with Sections 2.2(a) and 2.2(b) respectively, shall grant Sanofi the right to (i) terminate the Parties’ rights and obligations set forth in Article 2 of this Agreement upon written notice to MyoKardia with immediate effect (it being understood that upon such termination, MyoKardia’s royalty payments obligations under section 9.6(c) of the Collaboration Agreement shall be reinstated and (ii) assign, convey, transfer or encumber all or any portion of its ownership rights to the royalty payments to be made by MyoKardia to Sanofi as set forth in Section 9.6 of the Collaboration Agreement.

Section 2.3DCM1 Raw Material Inventory; Drug Substance Batches. Within five (5) days of the Effective Date, MyoKardia shall pay to Sanofi a total and non-refundable amount of [***], for the sale by Sanofi to MyoKardia of DCM1(MYK-491) raw material drug substance and intermediates batches described, and meeting the specifications detailed, in Schedule 2.3 hereto. Such sale by Sanofi and purchase by MyoKardia shall be made EXW, Location of Inventory (Incoterms 2010) as further defined in such schedule, unless otherwise agreed in writing by the Parties.

Section 2.4Reimbursement of Other Pre-Clinical Expenses. Within five (5) days of the Effective Date, MyoKardia shall pay to Sanofi a total and non-refundable amount of [***] in reimbursement of the 2019 costs and expenses incurred by Sanofi in connection with the DCM1 Program pre-clinical activities listed in Schedule 2.4 hereto.

Section 2.5Wire Instructions: Interest on Late Payments.

(a)MyoKardia shall provide Sanofi with a copy of wire instructions documenting payment of the various amounts payable to Sanofi hereunder.

(b)In the event Sanofi does not receive payment of any sum due to it on or before the due date therefor, then MyoKardia shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of three hundred (300) basis points above the London Interbank Offered Rate for deposits in Dollars having a maturity of one (1)

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

month published by the British Bankers’ Association, as adjusted from time to time on the first London business day of each month, such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

ARTICLE 3
CONTINUED DEVELOPMENT & MANUFACTURING ACTIVITIES

Section 3.1Continued Development And Manufacturing Activities. At the request of MyoKardia, Sanofi or any of its Affiliates will perform the development and manufacturing services further detailed in Schedule 3.1 (the “Services”), at MyoKardia’s costs in accordance with Section 12.3(g)(v) of the Collaboration Agreement. The Services by Sanofi and its Affiliates shall be memorialized by appropriate work order and performed in accordance with all applicable laws and regulations (including cGMP where applicable), and the provisions of (i) the Quality Agreement ref. QA_MYO-SANOFI_V2.0 with an effective date of 04 May 2017 (ii) the terms and conditions described in Schedule 3.1 and (iii) the Technical Conditions Agreement ref. MP-TC-204 with effective date 09- Aug-2018. For clarity, the parties agree that the applicable provisions of the Collaboration Agreement specified in Schedule 3.1 shall survive termination of the Collaboration Agreement and apply to the performance of the Services.

ARTICLE 4
NO WARRANTIES

IT IS HEREBY ACKNOWLEDGED BY MYOKARDIA THAT EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT OR PURSUANT TO ARTICLE 3 ABOVE, ANY MATERIAL, RECORD AND INFORMATION PROVIDED BY SANOFI UNDER THE COLLABORATION AGREEMENT AND HEREUNDER ARE SUPPLIED “AS IS” AND SANOFI MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

Section 5.1MyoKardia’s Representations and Warranties. MyoKardia represents and warrants to Sanofi that as of the date hereof:

(a)Existence; Good Standing. MyoKardia is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)Authorization. MyoKardia has the requisite right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of MyoKardia.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

(c)Enforceability. This Agreement has been duly executed and delivered by an authorized signatory of MyoKardia and constitutes the valid and binding obligation of MyoKardia, enforceable against MyoKardia in accordance with its terms.

(d)No Conflicts. The execution, delivery and performance by MyoKardia of this Agreement do not (i) contravene or conflict with the organizational documents of MyoKardia, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to MyoKardia or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or Judgment binding upon or applicable to MyoKardia.

(e)Consents. No consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by MyoKardia in connection with (i) the execution and delivery by MyoKardia of this Agreement, (ii) the performance by MyoKardia of its obligations under this Agreement, or (iii) the consummation by MyoKardia of any of the transactions contemplated by this Agreement.

(f)Payments. MyoKardia has sufficient cash to satisfy its payment obligations hereunder as such obligations become due in accordance with this Agreement. MyoKardia acknowledges that its obligations under this Agreement are not contingent on obtaining financing.

(g)No Reliance. MyoKardia has undertaken such investigation and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement. MyoKardia acknowledges that none of Sanofi or any of its Affiliate or representatives makes any representation or warranty with respect to any other information or documents made available to MyoKardia or its representatives with respect to the Products.

Section 5.2Sanofi’s Representations and Warranties. Sanofi represents and warrants to MyoKardia that as of the date hereof:

(a)Existence; Good Standing. Sanofi is a Pennsylvania corporation duly incorporated, validly existing and in good standing under the laws of the State of Pennsylvania.

(b)Authorization. Sanofi has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Sanofi.

(c)Enforceability. This Agreement has been duly executed and delivered by an authorized managing director or officer of Sanofi and constitutes the valid and binding obligation of Sanofi, enforceable against Sanofi in accordance with its terms.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

(d)No Conflicts. The execution, delivery and performance by Sanofi of this Agreement do not (i) contravene or conflict with the organizational documents of Sanofi, (ii) contravene or conflict with or constitute a default under any material provision of any law binding upon or applicable to Sanofi or (iii) contravene or conflict with or constitute a default under any material contract or other material agreement or Judgment binding upon or applicable to Sanofi.

(e)Consents. No consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by Sanofi in connection with (i) the execution and delivery by Sanofi of this Agreement, (ii) the performance by Sanofi of its obligations under this Agreement, or (iii) the consummation by Sanofi of any of the transactions contemplated by this Agreement.

(f)No Prior Transfer. Sanofi has not assigned and has not in any way conveyed, transferred or encumbered all or any portion of its ownership rights to the royalty payments to be made by MyoKardia to Sanofi as set forth in Section 9.6 of the Collaboration Agreement.

ARTICLE 6
INDEMNIFICATION

Section 6.1Indemnification by Sanofi. Sanofi shall indemnify, defend and hold harmless MyoKardia, its Affiliates and their respective officers, directors, agents and employees from and against any Third Party Claims and Losses arising therefrom under or related to this Agreement against any of them to the extent resulting from Sanofi’s breach of this Agreement.

Section 6.2Indemnification by MyoKardia. MyoKardia shall indemnify, defend and hold harmless Sanofi, its Affiliates and their respective officers, directors, agents and employees from and against any Third Party Claims and Losses arising therefrom under or related to this Agreement against any of them to the extent resulting from MyoKardia’s breach of this Agreement.

Section 6.3Indemnification Procedure. The terms and conditions of Section 14.3 of the Collaboration Agreement shall govern all indemnification claims pursuant to this Article 6 and are incorporated herein by reference.

ARTICLE 7
MISCELLANEOUS

Section 7.1Entire Agreement: Survival. The Parties hereby confirm and agree that, except as amended hereby, the provisions of the Collaboration Agreement surviving termination remain in full force and effect and are binding obligations of the Parties hereto. This Agreement and applicable sections/definitions of the Collaboration Agreement, as may be amended hereby, are the entire agreements with respect to the subject matter thereof and supersedes all other

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

agreements and understandings between the Parties with respect to such subject matter. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of this Agreement shall not be affected. Unless explicitly stated, in the event of conflict between this Agreement and the Collaboration Agreement, the Collaboration Agreement shall control. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Collaboration Agreement.

Section 7.2Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as necessary or appropriate in order to carry out the purposes and intent of this Agreement.

Section 7.3Counterparts. This Agreement may be executed in two or more counterparts by original signature, facsimile or PDF files, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

AVENTIS INC.

/s/ Chan H. Lee
Name: Chan H. Lee
Title: Vice President

MYOKARDIA INC.

/s/ Taylor C. Harris
Name: Taylor C. Harris
Title: CFO

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 1.1

Sanofi Licensed Technology

Program	Study Protocols/ Reports/ Documentation/Activity
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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 2.2

Form of Escrow Agreement

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

[***]

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 2.3

DCM1 Raw Material; Drug Substance Batches

(attached)

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Material	Lot	Expiration/ Retest Date	Location	Inventory as of 03/01/2019	Amount to Transfer
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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 2.4

Sanofi 2019 Pre-Clinical Costs and Expenses

Vendor	Invoice	Invoice Date	Study Number	Study Description	Amount USD
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[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 3.1

Continued Development and Manufacturing Services

Stability Studies

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Governing Terms and Conditions

(attached)

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Schedule 3.1

Development and Manufacturing Services

Governing Terms and Conditions

Definitions.

Unless this Schedule 3.1 expressly provides to the contrary, the terms below, whether used in the singular or plural, have the respective meanings set forth below.

Capitalized terms used in this and not defined in this Schedule 3.1 have the meaning ascribed to them in the Collaboration Agreement. Except as expressly set forth in this Schedule 3.1, any section or Article of the Collaboration Agreement is incorporated into this Schedule 3.1 by reference, then (a) all references in such section or Article to this Agreement are deemed to mean this Schedule 3.1, (b) all references in such section or Article to Effective Date are deemed to mean the Effective Date of this Schedule 3.1; and (c) the word hereunder in such section or Article is deemed to mean hereunder this Schedule 3.1. As used in this attachment,

“Applicable Law” has the meaning ascribed to such term in Section 1.12 of the Collaboration Agreement; provided, however, for purpose of this Schedule 3.1, it also includes cGMP, if applicable.

“Batch” means a specific quantity of Product that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the applicable Batch record.

“Batch Documentation” has the meaning set forth below.

“Certificate of Analysis” means a document signed by an authorized representative of Sanofi or one of its Affiliates, describing Specifications for, and testing methods applied to Product, and the results of testing.

“Certificate of Compliance” means a document signed by an authorized representative of Sanofi or one of its Affiliates, certifying that a particular Batch was Manufactured in accordance with Applicable Law, the Quality Agreement and the Specifications.

“cGMP” means current good manufacturing practices and regulations applicable to the Manufacture of Product that are promulgated by any Authority.

“Change Order” has the meaning set forth in Section 1.3.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

“Confidential Information” has the meaning ascribed to such term in Section 1.31 of the Collaboration Agreement and includes, for clarity, the terms of this Schedule 3.1, and the content of the discussions between the Parties in the negotiation of this Schedule 3.1, including any proposed and/or executed Statements) of Work, and all information and data generated in the performance of the Services.

“Develop” or “Development” has the meaning ascribed to such term in Section 1.46 of the Collaboration Agreement.

“Facility” means the facility(ies) of Sanofi or one of its Affiliates as set forth in the applicable Statement of Work.

“Manufacture” or “Manufacturing” has the meaning ascribed to such term in Section 1.116 of the Collaboration Agreement.

“Services” means the Development, Manufacturing and/or other services described in a Statement of Work entered into MyoKardia and Sanofi or one of its Affiliates.

“Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which Product at any stage of Manufacture should conform to be considered acceptable for its intended use that are agreed to in writing by the Parties, as such specifications are amended or supplemented from time to time by MyoKardia and Sanofi or one of its Affiliates in writing.

“Statement of Work” means a written Statement of Work referencing this Schedule 3.1, substantially in the form attached hereto as Appendix A, for the performance of Services by Sanofi or one of its Affiliates under this Schedule 3.1.

“Technical Protocol” means the technical document agreed by the Parties, and incorporated into the applicable Statement of Work, before the start of Service(s) describing the manufacturing processes to be performed by Sanofi, related time frame, testing and control procedures/in-process controls, and the agreed Specifications.

1.Statement of Work and Performance of Services.

1.1

Statement of Work. From time to time, MyoKardia may wish to engage Sanofi or one of its Affiliates to perform Services for MyoKardia. Each Statement of Work will provide the detail of the Services, the material terms for the project, and may include the scope of work of Services, Specifications, deliverables, timelines, milestones (if any), quantity, estimate of the costs and expenses to be invoiced by Sanofi for the performance of the Services or compensation due from MyoKardia, and such other details and special arrangements as agreed between the Parties with

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

respect to the Services to be performed under such Statement of Work. No Statement of Work will be effective unless and until it has been agreed to and signed by authorized representatives of MyoKardia and Sanofi or one of its Affiliates. Documents relating to the relevant project, including Specifications, proposals, quotations and any other relevant documentation, will only be effective if attached to the applicable Statement of Work and incorporated in the Statement of Work by reference. Sanofi or one of its Affiliates will perform the Services specified in each fully signed Statement of Work, as amended by any applicable Change Order(s), and in accordance with the terms and conditions of such Statement of Work and this Schedule 3.1. For clarity, a change to a particular Statement of Work does not modify the terms of this Schedule 3.1 or any other Statement of Work, nor does it require a modification to the terms of this Schedule 3.1. Notwithstanding the foregoing, nothing in this Schedule 3.1 will obligate either Party to enter into any Statement of Work under this Schedule 3.1.

1.2

Compliance. Sanofi or one of its Affiliates will perform all Services at the Facility, provide all staff necessary to perform the Services in accordance with the terms of the applicable Statement of Work, this Schedule 3.1, and all Applicable Laws.

1.3

Changes to Statement of Work(s). If the scope of work of a Statement of Work changes, then the applicable Statement of Work may be amended by MyoKardia and Sanofi or one of its Affiliates as provided in this Section. If a required modification to a Statement of Work is identified by MyoKardia or by Sanofi or one of its Affiliates, the identifying Party will notify the other Party in writing as soon as reasonably possible. The identifying Party will provide the other Party with a written description of the required modifications to the Statement of Work, and the Parties will agree on a change order containing the detail of such modifications, their effect on the scope, the R&D Costs, the timelines and other items (“Change Order”). MyoKardia and Sanofi or one of its Affiliates will use its commercially reasonable efforts to negotiate the Change Order which shall address all changes to the applicable Statement of Work. No Change Order will be effective unless and until it has been signed by authorized representatives of MyoKardia and Sanofi or one of its Affiliates.

1.4

Process/Specifications Changes. Any change or modification to Specifications for any Product must be approved in advance by the Parties and will be made in accordance with the change control provisions of the applicable Quality Agreement.

1.5	Records: Supporting Documentation; Sample Retention.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

1.5.1	Records. Section 5.7, “Development Records”, of the Collaboration Agreement is incorporated into this Schedule 3.1 by reference. The Parties agree to the following:

(i)Sanofi or one of its Affiliates will keep complete and accurate records (including, but not limited to Batch Documentation, development campaign reports, reports for process development, formulation development and analytical development activities, as well as analytical method and process validation, protocols, Certificate of Compliance, validated reports, accounts, notes, raw data, and all information and results obtained from the performance of the Services and all other mandatory documents required for filing purposes) of all work done by it under this Schedule 3.1, in form and substance as specified in the applicable Statement of Work, the applicable Quality Agreement, and this Schedule 3.1 (collectively, the “Records”).

(ii)Records will be transferred by Sanofi or one of its Affiliates to MyoKardia. It is understood between the Parties that promptly upon request by MyoKardia, raw data will be transferred by Sanofi or one of its Affiliates to MyoKardia to the extent necessary for regulatory purposes (especially in case of specific requirements from Authorities) or for MyoKardia to fulfill its obligations under cGMP and/or Applicable Law. Sanofi or one of its Affiliates will cooperate in good faith with MyoKardia in the carrying out by MyoKardia of regulatory activities. Sanofi or one of its Affiliates will not transfer, deliver or otherwise provide any such Records to any party other than MyoKardia, without the prior written approval of MyoKardia.

(iii)Records will be available at reasonable times for inspection, examination and copying by or on behalf of MyoKardia. All original Records of the Development and Manufacturing of Product under this Schedule 3.1 will be retained and archived by Sanofi or one of its Affiliates in accordance with the Collaboration Agreement.

1.5.2

Sample Retention. Sanofi or one of its Affiliates will take and retain, for such period and in such quantities as may be required by cGMP and the applicable Quality Agreement, samples of Product from the Manufacturing process produced under this Schedule 3.1. Further, upon MyoKardia’s written request, Sanofi or one of its Affiliates will submit such samples to MyoKardia,

2.Testing and Acceptance Process.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

2.1

Testing by Sanofi. The Product Manufactured under this Schedule 3.1 will be Manufactured in accordance with cGMP. the Quality Agreement and the Specifications (unless otherwise expressly stated in the applicable Statement of Work). Each Batch of Product will be sampled and tested by Sanofi or one of its Affiliates against the Specifications, and the quality assurance department of Sanofi or one of its Affiliates will review the documentation relating to the Manufacture of the Batch and will assess if the Manufacture has taken place in compliance with cGMP, the Quality Agreement, and the Specifications.

2.2

Batch Documentation. If, based upon such tests and documentation review, a Batch of Product conforms to the Specifications and the Quality Agreement and was Manufactured according to cGMP, then a Certificate of Compliance will be completed and approved by the quality assurance department of Sanofi or one of its Affiliates. This Certificate of Compliance, a Certificate of Analysis, the Specifications, and a complete and accurate copy of the Batch records, method validation reports, investigation and out of spec reports, stability protocol and reports, and all associated analytical data (collectively, the “Batch Documentation”) for each Batch of Product will be delivered to MyoKardia by a reputable overnight courier or by registered or certified mail, postage prepaid, return receipt required to verify delivery date. Upon request, Sanofi will also promptly deliver to MyoKardia other records in the possession or under the control of Sanofi or one of its Affiliates relating to the Manufacture of each Batch of Product (or any intermediate or component of Product). If MyoKardia requires additional copies of such Batch Documentation, these will be provided by Sanofi or one of its Affiliates to MyoKardia at MyoKardia cost.

2.3

Review of Batch Documentation; Acceptance. MyoKardia will review the Batch Documentation for each Batch of Product and may test samples of the Batch of Product against the Specifications. MyoKardia will notify Sanofi or one of its Affiliates in writing of its acceptance or rejection of such Batch within six (6) weeks of receipt of the complete Batch Documentation relating to such Batch. During this review period, the Parties agree to respond promptly, but in any event within ten (10) days, to any reasonable inquiry or request for a correction or change by the other Party with respect to such Batch Documentation. MyoKardia has no obligation to accept a Batch if such Batch does not comply with the Specifications and/or was not Manufactured in compliance with cGMP, the Specifications, the Technical Protocol, the Quality Agreement, and all other Applicable Law (“Non-Conforming Product”).

2.4

Disputes. In case of any disagreement between the Parties as to whether a Product is a Non-Conforming Product, the quality assurance representatives of the Parties will attempt in good faith to resolve any such disagreement and MyoKardia and

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

Sanofi or one of its Affiliates will follow their respective SOPs to determine the conformity of the Product to the Specifications, Quality Agreement and cGMP. If the foregoing discussions do not resolve the disagreement in a reasonable time (which will not exceed thirty (30) days), a representative sample of such Product and/or relevant Batch Documentation will be submitted to an independent testing laboratory (in the case of an alleged failure to meet Specifications) and/or independent cGMP consultant (in the case of an alleged failure to comply with cGMP), as appropriate, that are mutually agreed upon by the Parties for tests and final determination of whether such Product conforms with such Specifications and/or cGMP. The laboratory must meet cGMP. The laboratory and consultant, as applicable, must be of recognized standing in the industry, and consent to the appointment of such laboratory and consultant will not be unreasonably withheld or delayed by either Party, Such laboratory will use the test methods contained in the applicable Specifications. The determination of conformance by such laboratory and/or cGMP consultant, as applicable, with respect to all or part of such Product will be final and binding upon the Parties. The fees and expenses of the laboratory and/or consultant, as applicable, incurred in making such determination will be paid by the Party against whom the determination is made.

3Compensation for the Services

3.1

MyoKardia Payment and Sanofi Invoices. The fees and expenses for the performance of such Services will be specified in the applicable Statement of Work, or Change Order, and expressly identified as to be paid by MyoKardia to Sanofi. Sanofi will invoice MyoKardia for such amounts according to the invoice schedule agreed to by the Parties, referencing in each such invoice the applicable Statement of Work or Change Order to which such invoice relates. All payments to be made under this Schedule 3.1 will be made in United States dollars. MyoKardia will make all payments pursuant to this Schedule 3.1 by check or wire transfer to a bank account designated in writing by Sanofi.

3.2	Currency. All dollar ($) amounts specified in this Schedule 3.1 are United States dollar amounts.
3.3

Taxes. Duty, sales, use or excise taxes imposed by any governmental entity that apply to the provision of Services that are invoiced to MyoKardia in accordance with this Schedule 3.1 will be borne by MyoKardia (other than taxes based upon the income of Sanofi).

4.Confidential Information; Use of Names

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

4.1

Confidential Information; Use of Names. Article 11 of the Collaboration Agreement is incorporated by reference into this Schedule 3.1 and shall govern the Parties’ respective rights and obligations with respect to Confidential Information disclosed, used or generated under this Schedule 3.1 and use of a Party’s name. Sanofi acknowledges and agrees that the Specifications and MyoKardia Licensed Know-How constitute the Confidential Information of MyoKardia.

5.Indemnification; Liability; Insurance

5.1	Indemnification. Section 14.1 through 14.4 of the Collaboration Agreement is incorporated by reference into this Schedule 3.1
5.2

Liability. Section 14.5 of the Collaboration Agreement is incorporated by reference into this Schedule 3.1 In addition to Section 14.5 of the Collaboration Agreement, the Parties agree to add to such Section, solely for the purposed of this Schedule 3.1, the following three paragraphs:

NOTHING IN THIS SECTION IS INTENDED TO LIMIT OR SHALL LIMIT (I) THE LIABILITY OF EITHER PARTY FOR DEATH OR PERSONAL INJURY CAUSED BY THE OTHER PARTY, ITS AFFILIATES OR THEIR RESPECTIVE EMPLOYEES, REPRESENTATIVES OR AGENTS IN THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THIS SCHEDULE 3.1 OR ANY STATEMENT OF WORK, (II) THE FRAUD OR FRAUDULENT MISREPRESENTATION BY A PARTY OR ANY OF ITS AFFILIATES OR BY THEIR RESPECTIVE EMPLOYEES, REPRESENTATIVES OR AGENTS IN THE PERFORMANCE OF THEIR OBLIGATIONS UNDER THIS SCHEDULE 3.1: OR (III) ANY MATTER FOR WHICH IT WOULD BE ILLEGAL TO EXCLUDE OR LIMIT THE LIABILITY OF A PARTY PURSUANT TO APPLICABLE REGULATIONS.

IT IS EXPRESSLY AGREED THAT SANOFI’s LIABILITY UNDER EACH STATEMENT OF WORK TOWARDS MYOKARDIA FOR ANY MYOKARDIA MATERIAL LOSS SHALL NOT EXCEED FORTY (40)% OF THE PRICE PAID BY MYOKARDIA TO PURCHASE SUCH MYOKARDIA MATERIAL.

IN ALL CASES, THE MAXIMUM AGGREGATED SANOFI’ LIABILITY TOWARDS MYOKARDIA UNDER THIS SCHEDULE 3.1 SHALL NOT EXCEED FIVE HUNDRED THOUSAND EUROS (500.000 €).

5.3	Insurance. Section 14.6 of the Collaboration Agreement is incorporated by reference into this Schedule 3.1.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

Exhibit 10.1

6.Term, Termination and Effects of Termination.

6.1

The Parties may terminate any pending Statement of Work(s) by mutual written agreement. In such case, the termination date of such pending Statement of Work will be the date agreed in writing between the Parties.

6.2

Either Party shall be entitled to immediately terminate a pending Statement of Work(s) if the other Party commits a material breach under such Statement of Work and fails to remedy such breach within thirty (30) days of receipt of notice specifying the breach.

6.3

MyoKardia will have the right, in its sole discretion, to terminate any Statement of Work(a) upon thirty (30) days prior written notice to Sanofi; (b) immediately upon written notice if Sanofi fails to obtain or maintain any material governmental licenses or approvals required in connection with the Services; or (c) in the event of a Force Majeure event that will, or continues to, prevent performance (in whole or substantial part) of any pending Statement of Work for a period of at least ninety (90) days.

6.4

Pending Statements) of Work. Notwithstanding anything to the contrary in this Schedule 3.1, in case of termination of this Schedule 3.1 such termination will not affect any pending Statements) of Work unless MyoKardia so agrees in writing and the terms of this Schedule 3.1 shall continue to apply and govern the pending Statements) of Work until such time as they are completed or terminated as permitted by this Schedule 3.1.

6.5

Return of Confidential Information and Material. Upon the expiration or termination of any Statement of Work for any reason, or of this Schedule 3.1, receiving Party agrees except as otherwise provided by this Schedule 3.1, upon request of disclosing Party (i) to destroy disclosing Party Confidential Information and provide to disclosing Party with a certificate of destruction or, (ii) to return to disclosing Party all disclosing Party’s Confidential Information. Receiving Party shall not use the other Party’s Confidential Information, unless otherwise agreed in writing between the Parties or expressly permitted by this Schedule 3.1. Notwithstanding the foregoing, receiving Party may retain one archival copy of disclosing Party’s Confidential Information in order to monitor receiving Party’s ongoing obligations of confidentiality and non-use under this Schedule 3.1; provided, that such archival copy must be kept confidential and segregated from receiving Party’s regular files.

[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.